                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-4413

Exact name of registrant as specified in charter: Delaware Group Equity Funds IV

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2003

Item 1.  Reports to Stockholders

                                        Delaware
                                        Investments(SM)
                                        --------------------------------------
                                        A member of Lincoln Financial Group(R)




STRUCTURED EQUITY


Annual Report 2003
-------------------------------------------------------------------------------
              DELAWARE DIVERSIFIED GROWTH FUND










[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             3
-----------------------------------------------------------------
FINANCIAL STATEMENTS:
     Statement of Net Assets                                    5
     Statement of Operations                                    7
     Statements of Changes in Net Assets                        8
     Financial Highlights                                       9
     Notes to Financial Statements                             12
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 14
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     15
-----------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                      Delaware Diversified Growth Fund
    MANAGEMENT REVIEW                          October 10, 2003


Fund Managers
J. Paul Dokas
Director of Research -- Quantitative

Q: How did the Fund and the markets in general perform during the 12-month period?
A: Considering the negative events of the past few years, the equities markets far exceeded most analysts' expectations during the fiscal year ended September 30, 2003. While many stock investors were hoping to experience breakeven or slightly positive performance, few could have predicted the double-digit returns that prevailed.

To various degrees, several factors contributed to the strong performances in the equity markets. Resolution of the major combat in Iraq allowed investors to focus their attention on domestic issues and helped fuel a strong market rally in the spring. Also during the second quarter of 2003, the multiple interest rate cuts enacted by the Fed in recent years, combined with the 2003 tax cuts, began having a positive impact on the economy. Through fiscal year end, corporate earnings improved dramatically and expectations for U.S. gross domestic product in the third and fourth quarter continued to rise.

For the fiscal year ended September 30, 2003, Delaware Diversified Growth Fund gained +24.23% (Class A shares at net asset value with distributions reinvested), exceeding the +21.15% increase of its peer group, the Lipper Large-Cap Growth Funds Average (an average return of 698 equity growth funds). The Russell 1000 Growth Index, which is the Fund's benchmark, climbed by +25.92% during the same period.

During the year, small- and mid-cap stocks generally outperformed large-cap stocks. We think it is noteworthy that the benchmark index includes a number of smaller stocks, and that your Fund produced a very competitive relative return without holding as many smaller stocks as the index. Smaller stocks typically are more volatile and involve higher risks.

Q: Did you alter your strategy or investment processes given the change in the market environment?
A: No. We remained true to our discipline and captured the moves of the markets by delivering to our shareholders a fund comprised of those growth-oriented securities that they desire and expect us to own. We did not stray from large-cap growth, high-quality issues, technology, or a value orientation. We also remained fully invested and well diversified. We sought companies with strong fundamentals, favorable outlooks, and attractive valuations relative to others within the growth stock universe. Our stock-driven, bottom-up process combines a quantitative model, based on fundamental techniques, with qualitative human judgment, which is based on our evaluations of individual securities, the equity markets, and the economic environment.

Our three step process includes

1) a quantitative screening process that incorporates many factors to evaluate a company's attractiveness based on valuation, expectations, and risk.

2) a comprehensive qualitative review by the Fund's management team, to confirm the validity of the stocks chosen by the model as potential investments.

3) an analysis of risk concerns to ensure that the Fund reflects its investment objective, and that the portfolio possesses characteristics similar to its benchmark, the Russell 1000 Growth Index.

Q: Can you discuss some of the stocks that contributed to the Fund's strong performance?
A: The large biotech company Genentech was one of the Fund's best performers during the past fiscal year. The firm has a very strong pipeline of drugs in development and has achieved great successes in targeting cancer treatments. During the 12-month period, Avistin, a highly promising colon cancer drug, was approved by the FDA. Genentech's stock price more than doubled during the fiscal year, which is significant considering its multibillion-dollar market capitalization.

Best Buy, a specialty retailer of consumer electronics, computer software, and office equipment, also performed well. The company has been opening new stores in better locations and adding market share over its competitors. The experienced management team at Best Buy has been able to raise earnings in an environment that has seen other retailers lag behind.

Q: How have the Fund's technology issues fared?
A: We continue to maintain a technology weighting that is consistent with our benchmark. Technology led the market rally for much of the summer, and a good number of technology issues contributed positively to your Fund's results. Adobe Systems has been a major beneficiary of increased business spending for technology. The company has experienced strong earnings growth within a new product cycle and maintains excellent fundamentals, including low debt and a strong balance sheet.

Another holding, Intel, is positioned to benefit from an anticipated upsurge in PC sales, in our opinion. Known primarily as a manufacturer of semiconductors for technology firms, we think Intel has done an excellent job of rolling out new communications products -- particularly the market for wireless handheld products.

Both Adobe and Intel have been engaged in stock buyback programs, which typically can be perceived as a sign of strong financial health and a management team committed to its shareholders.

Q: What holdings did not fare well?
A: We were disappointed in the performance of Kraft Foods during the 12-month period. The large foods corporation maintains very strong brands and a leading position in the industry. However, this mature company has had a difficult time meeting growth expectations and has faced margin pressures due to negative trends in food product pricing. Furthermore, Kraft remains a component of the Altria Group family of companies, which includes tobacco company Philip Morris. Many investors have had ongoing concerns about the impact of tobacco litigation on Philip Morris' bottom line, and some of those concerns may have indirectly weighed on Kraft's stock due to the association of the two companies.

Viacom is a leading global media company with a strong position in the radio industry through its Infinity Broadcasting brand. Lower-than-expected spending on radio advertising, particularly within local markets, hindered Viacom's earnings growth prospects. On a positive note, the company instituted a dividend during the 12-month period.

Delaware
    DIVERSIFIED GROWTH FUND

Fund Basics                                        Fund Performance
As of September 30, 2003                           Average Annual Total Returns
-----------------------------------------------    Through September 30, 2003               Lifetime   Five Years    One Year
Fund Objective:                                    --------------------------------------------------------------------------------
The Fund seeks capital appreciation.               Class A (Est. 12/2/96)
-----------------------------------------------    Excluding Sales Charge                    -2.74%       -5.78%     +24.23%
Total Fund Net Assets:                             Including Sales Charge                    -3.59%       -6.90%     +17.01%
$38.21 million                                     --------------------------------------------------------------------------------
-----------------------------------------------    Class B (Est. 4/30/02)
Number of Holdings:                                Excluding Sales Charge                    -5.06%                  +23.35%
126                                                Including Sales Charge                    -7.24%                  +19.35%
-----------------------------------------------    --------------------------------------------------------------------------------
Fund Start Date:                                   Class C (Est. 4/30/02)
December 2, 1996                                   Excluding Sales Charge                    -5.06%                  +23.35%
-----------------------------------------------    Including Sales Charge                    -5.06%                  +22.35%
Your Fund Manager:                                 --------------------------------------------------------------------------------
J. Paul Dokas leads Delaware's Structured Equity
Products Team. He earned a bachelor's degree at    Returns reflect the reinvestment of all distributions and any applicable sales
Loyola College in Baltimore and an MBA degree at   charges as noted below. Returns and share values will fluctuate so that shares,
the University of Maryland. Mr. Dokas is also a    when redeemed, may be worth more or less than their original cost. Performance
CFA charterholder and a member of AIMR. Prior to   for Class B and C shares, excluding sales charges, assumes either that
joining Delaware Investments in 1987, he was       contingent deferred sales charges did not apply or the investment was not
Director of Trust Investment Management at Bell    redeemed. Past performance is not a guarantee of future results.
Atlantic Corp.
-----------------------------------------------    The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares
Nasdaq Symbols:                                    are sold with a front-end sales charge of up to 5.75% and have an annual
Class A  DGDAX                                     distribution and service fee of up to 0.30%.
Class B  DGDBX
Class C  DGDCX                                     Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

                                                   Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

                                                   Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of
                                                   0.60%. No Class R shares were made available during the periods shown.

                                                   The average annual total returns for the lifetime, five-year, and one-year periods ended September 30, 2003 for Delaware Diversified Growth Fund's
                                                   Institutional Class shares were -2.67%, -5.68%, and +24.62%, respectively.
                                                   Institutional Class shares were first made available on December 2, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

                                                   The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                                   An expense limitation was in effect for all classes of Delaware Diversified
                                                   Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

                                                   Nasdaq Institutional Class symbol: DGDIX

Delaware
    DIVERSIFIED GROWTH FUND


Performance of a $10,000 Investment
December 2, 1996 (Fund's inception) through September 30, 2003

                       Delaware Diversified
                     Growth Fund -- Class A   Russell 1000
                              Shares          Growth Index
         Dec-96                $9,288           $10,000
         Sep-97               $11,274           $12,853
         Sep-98               $10,495           $14,280
         Sep-99               $12,124           $19,257
         Sep-00               $15,102           $23,765
         Sep-01                $8,203           $12,920
         Sep-02                $6,270           $10,012
         Sep-03                $7,792           $12,607


Chart assumes $10,000 invested on December 2, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Russell 1000 Growth Index at that month's end, December 31, 1996. After December 31, 1996, returns plotted on the chart were as of the last day of each month shown. The Russell 1000 Growth Index is an unmanaged composite that includes performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. No distribution and service fees were imposed on Class A shares for the periods between inception and April 30, 2002, and had such charges been imposed, returns would have been lower. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                      Delaware Diversified Growth Fund
    OF NET ASSETS                              September 30, 2003


                                                          Number of      Market
                                                            Shares        Value
--------------------------------------------------------------------------------
Common Stock - 100.05%
--------------------------------------------------------------------------------
Aerospace & Defense - 0.42%
  *L-3 Communications                                         3,700   $ 160,025
                                                                      ---------
                                                                        160,025
                                                                      ---------
Automobiles & Automotive Parts - 0.22%
  *Gentex                                                     2,400      83,616
                                                                      ---------
                                                                         83,616
                                                                      ---------
Banking, Finance & Insurance - 7.94%
   Aflac                                                      4,900     158,270
   American Express                                           4,200     189,252
   American International Group                               8,300     478,910
   Bear Stearns                                               1,800     134,640
   Charles Schwab                                            15,500     184,605
   Citigroup                                                  3,100     141,081
   Fannie Mae                                                 5,000     351,000
   Freddie Mac                                                3,300     172,755
   Lehman Brothers Holdings                                   1,700     117,436
   Marsh & McLennan                                           6,900     328,509
   MBNA                                                      10,900     248,520
   SLM                                                        6,300     245,448
   State Street Bank                                          3,200     144,000
   Wells Fargo                                                2,700     139,050
                                                                      ---------
                                                                      3,033,476
                                                                      ---------
Buildings & Materials - 0.31%
   KB Home                                                    2,000     119,320
                                                                      ---------
                                                                        119,320
                                                                      ---------
Business Services - 1.10%
   Block (H&R)                                                3,300     142,395
  *Cendant                                                    9,800     183,162
  *ITT Educational Services                                   2,000      95,840
                                                                      ---------
                                                                        421,397
                                                                      ---------
Cable, Media & Publishing - 4.80%
  *AOL Time Warner                                           11,800     178,298
  *Cablevision Systems                                        9,600     173,760
   Clear Channel Communications                               6,400     245,120
  *Comcast - Class A                                         13,100     404,528
  *General Motors - Class H                                   9,600     137,376
  *InterActiveCorp                                            6,000     198,300
  *Liberty Media - Class A                                   14,600     145,562
   Viacom                                                     9,200     352,360
                                                                      ---------
                                                                      1,835,304
                                                                      ---------
Capital Goods - 7.37%
   General Electric                                          71,800   2,140,358
  *MSC Industrial Direct - Class A                            5,400     112,590
   Rockwell International                                     6,400     168,000
  *Sealed Air                                                 2,500     118,075
   United Technologies                                        3,600     278,208
                                                                      ---------
                                                                      2,817,231
                                                                      ---------
Computers & Technology - 12.02%
   Adobe Systems                                              6,300     247,338
  *BEA Systems                                                9,600     115,680
  *Ciena                                                     17,200     101,652
  *Cisco Systems                                             55,900   1,092,286
  *Dell                                                      21,500     717,885
  *EMC                                                       29,300     370,059
   First Data                                                 8,800     351,648
   International Business Machines                            3,200     282,656
  *Intuit                                                     4,600     221,904
  *Oracle                                                    51,300     575,586

                                                          Number of      Market
                                                            Shares       Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Computers & Technology (continued)
  *PeopleSoft                                                 5,000  $   90,950
  *Veritas Software                                           5,400     169,560
  *Yahoo                                                      7,200     254,736
                                                                      ---------
                                                                      4,591,940
                                                                      ---------
Consumer Products - 3.23%
   Colgate-Palmolive                                          5,800     324,162
   Danaher                                                    1,300      96,018
  *Energizer Holdings                                         4,000     147,080
   Procter & Gamble                                           7,200     668,304
                                                                      ---------
                                                                      1,235,564
                                                                      ---------
Energy - 1.06%
   Anadarko Petroleum                                         4,700     196,272
  *Smith International                                        5,800     208,684
                                                                      ---------
                                                                        404,956
                                                                      ---------
Environmental Services - 0.95%
   Ecolab                                                     6,900     174,225
   Waste Management                                           7,200     188,424
                                                                      ---------
                                                                        362,649
                                                                      ---------
Food, Beverage & Tobacco - 5.31%
   Anheuser-Busch                                             8,900     439,126
   Coca-Cola                                                 11,800     506,928
   General Mills                                              3,300     155,331
   Kellogg                                                    5,100     170,085
   Kraft Foods - Class A                                      5,300     156,350
   PepsiCo                                                   13,100     600,373
                                                                      ---------
                                                                      2,028,193
                                                                      ---------
Healthcare - 13.81%
  *Amgen                                                     11,704     755,727
  *Anthem                                                     2,300     164,059
   Baxter International                                       4,100     119,146
   Becton Dickinson                                           4,000     144,480
  *BIO-RAD Laboratories - Class A                             1,400      71,400
  *Boston Scientific                                          1,900     121,220
  *Genentech                                                  2,000     160,280
  *Gilead Sciences                                            3,600     201,348
   Guidant                                                    4,600     215,510
   HCA                                                        6,500     239,590
  *IDEC Pharmaceuticals                                       5,600     185,640
  *Idexx Laboratories                                         2,000      84,980
   Johnson & Johnson                                          26,00   1,287,520
  *Medimmune                                                  6,900     227,769
   Medtronic                                                  4,700     220,524
  *Steris                                                     5,600     128,912
   Stryker                                                    2,400     180,744
  *Tenet Healthcare                                           9,700     140,456
   UnitedHealth Group                                         6,300     317,016
  *Varian Associates                                          3,000     172,440
   Wellpoint Health Networks                                  1,800     138,744
                                                                      ---------
                                                                      5,277,505
                                                                      ---------
Industrial - 1.27%
   3M                                                         7,000     483,490
                                                                      ---------
                                                                        483,490
                                                                      ---------
Leisure, Lodging & Entertainment - 2.15%
   Disney (Walt)                                             10,200     205,734
   Harley-Davidson                                            5,900     284,380
   International Game Technology                              4,500     126,675

Statement                                       Delaware Diversified Growth Fund
    OF NET ASSETS (CONTINUED)


                                                          Number of    Market
                                                            Shares      Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Leisure, Lodging & Entertainment (continued)
  *Yum! Brands                                                6,900  $  204,378
                                                                     ----------
                                                                        821,167
                                                                     ----------
Pharmaceuticals - 11.70%
   Abbott Laboratories                                        8,700     370,185
   Allergan                                                   2,300     181,079
  *American Pharmaceutical Partners                           2,450      76,808
   Bristol-Myers Squibb                                       4,300     110,338
   Cardinal Health                                            5,100     297,789
   Eli Lilly                                                  7,200     427,680
  *Forest Laboratories                                        4,600     236,670
   Merck & Co.                                                9,500     480,890
   Pfizer                                                    65,280   1,983,206
   Sigma-Aldrich                                              2,000     103,880
   Wyeth                                                      4,300     198,230
                                                                     ----------
                                                                      4,466,755
                                                                     ----------
Retail - 9.73%
  *AutoZone                                                   1,000      89,530
  *Bed Bath & Beyond                                          6,000     229,080
  *Best Buy                                                   4,600     218,592
   Claire's Stores                                            3,700     123,802
  *Coach                                                      2,800     152,880
   Gap                                                       16,100     275,632
   Home Depot                                                23,700     754,845
  *Leapfrog Enterprises                                       2,500      95,000
   Lowe's                                                     3,600     186,840
   Nike                                                       4,000     243,280
   Ross Stores                                                3,300     152,988
   Target                                                     3,000     112,890
   Wal-Mart Stores                                           19,400   1,083,490
                                                                     ----------
                                                                      3,718,849
                                                                     ----------
Semiconductors - 7.90%
  *Altera                                                    11,800     223,020
  *Analog Devices                                             5,500     209,110
  *Applied Materials                                         15,100     273,914
  *Applied Micro Circuits                                    22,100     107,627
  *Emulex                                                     3,600      91,692
   Intel                                                     56,200   1,546,062
   Linear Technology                                          7,500     268,575
  *Silicon Laboratories                                       3,100     139,345
   Texas Instruments                                          6,900     157,320
                                                                     ----------
                                                                      3,016,665
                                                                     ----------
Technology/Software - 5.98%
   Automatic Data Processing                                  4,400     157,740
   Microsoft                                                 76,600   2,128,714
                                                                     ----------
                                                                      2,286,454
                                                                     ----------
Telecommunications - 2.43%
  *AT&T Wireless Services                                    23,900     195,502
  *Nextel Communications                                     13,000     255,970
   Qualcomm                                                   8,300     345,612
  *UTStarcom                                                  4,100     130,421
                                                                     ----------
                                                                        927,505
                                                                     ----------
Transportation & Shipping - 0.35%
   FedEx                                                      2,100     135,303
                                                                     ----------
                                                                        135,303
                                                                     ----------
Total Common Stock (cost $36,895,275)                                38,227,364
                                                                     ==========

                                                          Principal      Market
                                                            Amount       Value
--------------------------------------------------------------------------------
Repurchase Agreements - 0.03%
--------------------------------------------------------------------------------
  With BNP Paribas 0.95% 10/1/03
   (dated 9/30/03, collateralized by
   $3,600 U.S. Treasury Notes 7.250%
   due 5/15/04, market value $3,830)                         $3,750 $     3,750
  With J. P. Morgan Securities 0.92% 10/1/03
   (dated 9/30/03, collateralized by
   $1,000 U.S. Treasury Notes 11.875%
   due 11/15/03, market value $1,123
   and $1,400 U.S. Treasury Notes 2.125%
   due 10/31/04, market value $1,419)                         2,500       2,500
  With UBS Warburg 0.95% 10/1/03
   (dated 9/30/03, collateralized by
   $1,400 U.S. Treasury Notes 1.250%
   due 5/31/05, market value $1,395,
   $700 U.S. Treasury Notes 10.750%
   due 8/15/05, market value $786 and
   $1,400 U.S. Treasury Notes 9.375%
   due 2/15/06, market value $1,655)                          3,750       3,750
                                                                         ------
Total Repurchase Agreements (cost $10,000)                               10,000
                                                                         ======

Total Market Value of Securities - 100.08%
   (cost $36,905,275)                                                38,237,364
Liabilities Net of Receivables and
  Other Assets - (0.08%)                                                (31,873)
                                                                     -----------

Net Assets Applicable to 6,755,869
  Shares Outstanding - 100.00%                                      $38,205,491
                                                                    ===========

Net Asset Value - Delaware Diversified Growth
  Fund Class A ($377,764 / 66,923 Shares)                                 $5.64
                                                                          -----
Net Asset Value - Delaware Diversified Growth
  Fund Class B ($223,721 / 39,967 Shares)                                 $5.60
                                                                          -----
Net Asset Value - Delaware Diversified Growth
  Fund Class C ($148,505 / 26,507 Shares)                                 $5.60
                                                                          -----
Net Asset Value - Delaware Diversified Growth
  Fund Institutional Class
  ($37,455,501 / 6,622,472 Shares)                                        $5.66
                                                                          -----

Components of Net Assets at September 30, 2003:
Shares of beneficial interest
   (unlimited authorization - no par)                               $43,080,120
Undistributed net investment income                                      69,084
Accumulated net realized loss on investments                         (6,275,802)
Net unrealized appreciation of investments                            1,332,089
                                                                    -----------
Total net assets                                                    $38,205,491
                                                                    ===========

*Non-income producing security for the year ended September 30, 2003.

Net Asset Value and Offering Price per Share --
   Delaware Diversified Growth Fund
Net asset value Class A (A)                                              $5.64
Sales charge (5.75% of offering price,
   or 6.03% of the amount invested per share) (B)                         0.34
                                                                         -----
Offering price                                                           $5.98
                                                                         =====
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                       Delaware Diversified Growth Fund
  OF OPERATIONS                                 Year Ended September 30, 2003

Investment Income:
  Dividends                                                $293,075
  Interest                                                    1,823  $  294,898
                                                           --------  ----------

Expenses:
  Management fees                                           177,321
  Registration fees                                          43,462
  Reports and statements to shareholders                     24,378
  Dividend disbursing and transfer agent
   fees and expenses                                         12,058
  Accounting and administration expenses                     11,927
  Trustees' fees                                              4,601
  Professional fees                                           4,077
  Custodian fees                                              3,966
  Distribution expenses -- Class A                              346
  Distribution expenses -- Class B                              486
  Distribution expenses -- Class C                              637
  Other                                                       4,765
                                                            -------

                                                                        288,024
  Less expenses absorbed or waived                                      (82,239)
  Less waiver of distribution expenses -- Class A                           (58)
  Less expenses paid indirectly                                            (655)
                                                                        -------
  Total expenses                                                        205,072
                                                                        -------
Net Investment Income                                                    89,826
                                                                        -------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                     (795,305)
  Net change in unrealized appreciation/depreciation
   of investments                                                     6,429,122
                                                                      ---------
Net Realized and Unrealized Gain on Investments                       5,633,817
                                                                      ---------

Net Increase in Net Assets Resulting from Operations                 $5,723,643
                                                                     ==========

See accompanying notes

Statements                                      Delaware Diversified Growth Fund
  OF CHANGES IN NET ASSETS


                                                              Year Ended
                                                         9/30/03       9/30/02

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                $    89,826  $    15,861
  Net realized loss on investments                        (795,305)  (3,613,082)
  Net change in unrealized appreciation/depreciation
   of investments                                        6,429,122   (1,093,862)
                                                       -----------  -----------
  Net increase (decrease) in net assets resulting from
   operations                                            5,723,643   (4,691,083)
                                                       -----------  -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
   Institutional Class                                     (36,603)          --
                                                       -----------  -----------

Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                 344,303       12,500
   Class B                                                 210,125       22,012
   Class C                                                 188,927            6
   Institutional Class                                  17,547,049   12,899,568

  Net asset value of shares issued upon reinvestment
   of dividends and distributions:
   Institutional Class                                      36,603           --
                                                       -----------  -----------
                                                        18,327,007   12,934,086
                                                       -----------  -----------
  Cost of shares repurchased:
   Class A                                                  (9,961)          --
   Class B                                                  (8,381)          --
   Class C                                                 (48,142)          --
   Institutional Class                                  (2,737,290)  (1,959,984)
                                                       -----------  -----------
                                                        (2,803,774)  (1,959,984)
                                                       -----------  -----------
Increase in net assets derived from capital
   share transactions                                   15,523,233   10,974,102
                                                       -----------  -----------
Net Increase in Net Assets                              21,210,273    6,283,019

Net Assets:
  Beginning of year                                     16,995,218   10,712,199
                                                       -----------  -----------
  End of year                                          $38,205,491  $16,995,218
                                                       ===========  ===========

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Diversified Growth Fund Class A
                                                                                      Year Ended
                                                                9/30/03     9/30/02     9/30/01      9/30/00     9/30/99

Net asset value, beginning of period                             $4.540      $5.940     $12.350      $10.300      $8.990

Income (loss) from investment operations:
Net investment income (loss)(1)                                   0.004          --      (0.013)      (0.032)      0.036
Net realized and unrealized gain (loss) on investments            1.096      (1.400)     (5.162)       2.544       1.354
                                                                 ------      ------     -------      -------      ------
Total from investment operations                                  1.100      (1.400)     (5.175)       2.512       1.390
                                                                 ------      ------     -------      -------      ------

Less dividends and distributions:
From net investment income                                           --          --          --       (0.012)     (0.080)
From net realized gain on investments                                --          --      (1.165)      (0.450)         --
In excess of net realized gain on investments                        --          --      (0.070)          --          --
                                                                 ------      ------     -------      -------      ------
Total dividends and distributions                                    --          --      (1.235)      (0.462)     (0.080)
                                                                 ------      ------     -------      -------      ------

Net asset value, end of period                                   $5.640      $4.540      $5.940      $12.350     $10.300
                                                                 ======      ======      ======      =======     =======

Total return(2)                                                  24.23%     (23.57%)    (45.68%)      24.61%      15.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $378         $28         $26          $47         $10
Ratio of expenses to average net assets                           1.00%       0.94%       0.75%        0.75%       0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly        1.35%       1.57%       1.12%        1.13%       1.28%
Ratio of net investment income (loss) to average net assets       0.08%          --      (0.17%)      (0.26%)      0.36%
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly       (0.27%)     (0.63%)     (0.54%)      (0.64%)     (0.17%)
Portfolio turnover                                                  80%         67%         67%          91%        120%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Diversified                Delaware Diversified
                                                                          Growth Fund Class B                 Growth Fund Class C
----------------------------------------------------------------------------------------------------------------------------------
                                                                           Year         4/30/02(1)            Year      4/30/02(1)
                                                                           Ended          to                 Ended         to
                                                                         9/30/03        9/30/02             9/30/03      9/30/02

Net asset value, beginning of period                                      $4.540         $6.030              $4.540        $6.030

Income (loss) from investment operations:
Net investment loss(2)                                                    (0.036)        (0.017)             (0.036)       (0.017)
Net realized and unrealized gain (loss) on investments                     1.096         (1.473)              1.096        (1.473)
                                                                          ------         ------               -----        ------
Total from investment operations                                           1.060         (1.490)              1.060        (1.490)
                                                                          ------         ------               -----        ------

Net asset value, end of period                                            $5.600         $4.540              $5.600        $4.540
                                                                          ======         ======              ======        ======

Total return(3)                                                           23.35%        (24.71%)             23.35%       (24.71%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                     $224            $19                $149            --
Ratio of expenses to average net assets                                    1.75%          1.95%               1.75%         1.95%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                 2.05%          2.98%               2.05%         2.98%
Ratio of net investment loss to average net assets                        (0.67%)        (0.81%)             (0.67%)       (0.81%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly                (0.97%)        (1.84%)             (0.97%)       (1.84%)
Portfolio turnover                                                           80%            67%                 80%           67%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

----------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Diversified Growth Fund Institutional Class
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                         9/30/03     9/30/02     9/30/01      9/30/00     9/30/99
Net asset value, beginning of period                                      $4.550      $5.940      $12.350     $10.300       $8.990

Income (loss) from investment operations:
Net investment income (loss)(1)                                            0.017       0.006       (0.013)     (0.032)       0.036
Net realized and unrealized gain (loss) on investments                     1.102      (1.396)      (5.162)      2.544        1.354
                                                                          ------      ------      -------     -------       ------
Total from investment operations                                           1.119      (1.390)      (5.175)      2.512        1.390
                                                                          ------      ------      -------     -------       ------

Less dividends and distributions:
From net investment income                                                (0.009)         --           --      (0.012)      (0.080)
From net realized gain on investments                                         --          --       (1.165)     (0.450)          --
In excess of net realized gain on investments                                 --          --       (0.070)         --           --
                                                                          ------      ------      -------     -------       ------
Total dividends and distributions                                         (0.009)         --       (1.235)     (0.462)      (0.080)
                                                                          ------      ------      -------     -------       ------

Net asset value, end of period                                            $5.660      $4.550       $5.940     $12.350      $10.300
                                                                          ======      ======       ======     =======      =======

Total return(2)                                                           24.62%     (23.40%)     (45.68%)     24.61%       15.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $37,456     $16,948      $10,686     $14,568      $10,886
Ratio of expenses to average net assets                                    0.75%       0.83%        0.75%       0.75%        0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                 1.05%       1.27%        0.82%       0.83%        0.98%
Ratio of net investment income (loss) to average net assets                0.33%       0.11%       (0.17%)     (0.26%)       0.36%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly                 0.03%      (0.33%)      (0.24%)     (0.34%)       0.13%
Portfolio turnover                                                           80%         67%          67%         91%         120%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                           Delaware Diversified Growth Fund
  TO FINANCIAL STATEMENTS                       September 30, 2003

Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust, and offers two series: Delaware Diversified Growth Fund and Delaware Growth Opportunities Fund. These financial statements and related notes pertain to Delaware Diversified Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of September 30, 2003, Class R had not commenced operations.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $655 for the year ended September 30, 2003. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended September 30, 2003. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs, and extraordinary expenses, do not exceed 0.75% of average daily net assets through November 30, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. DDLP has elected to waive its fees through November 30, 2004 in order to prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets. Institutional Class shares pay no distribution and service expense.

At September 30, 2003, the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                            $23,931
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC                        1,452
  Other expenses payable to DMC and affiliates                          5,866

For the year ended September 30, 2003, DDLP earned $1,723 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended September 30, 2003, the Fund made purchases of $37,200,160 and sales of $21,583,119 of investment securities other than short-term investments.

Notes                                           Delaware Diversified Growth Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

3. Investments (continued)
At September 30, 2003, the cost of investments for federal income tax purposes was $37,866,938. At September 30, 2003, net unrealized appreciation was $370,426, of which $1,746,413 related to unrealized appreciation of investments and $1,375,987 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended September 30, 2003 and 2002 was as follows:

                                                                Year Ended
                                                            9/30/03     9/30/02

  Ordinary income                                           $36,603     $    --

As of September 30, 2003, the components of net assets on a tax basis were as follows:

  Shares of beneficial interest                                     $43,080,120
  Undistributed ordinary income                                          69,084
  Capital loss carryforwards                                         (5,017,341)
  Post-October losses                                                  (296,798)
  Unrealized appreciation on investments                                370,426
                                                                     ----------
  Net assets                                                        $38,205,491
                                                                    ===========

The difference between book basis and tax basis components of net assets is primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $18,245 expires in 2009, $1,936,682 expires in 2010 and $3,062,414 expires in 2011.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:
                                                               Year Ended
                                                          9/30/03      9/30/02
Shares sold:
  Class A                                                 62,830         1,844
  Class B                                                 37,720         4,122
  Class C                                                 35,131             1
  Institutional Class                                  3,439,101     2,224,290

Shares issued upon reinvestment of
  dividends and distributions:
  Institutional Class                                      7,248            --
                                                       ---------      --------
                                                       3,582,030     2,230,257
                                                       ---------      --------
Shares repurchased:
  Class A                                                 (2,093)           --
  Class B                                                 (1,875)           --
  Class C                                                 (8,625)           --
  Institutional Class                                   (550,973)      (295,211)
                                                       ---------      ---------
                                                        (563,566)      (295,211)
                                                       ---------      ---------
Net increase                                           3,018,464      1,935,046
                                                       =========      =========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemption's of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2003 or at any time during the period.

7. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2003, the Fund designates distributions paid during the year as follows:

   (A)                     (B)
Long-Term               Ordinary
Capital Gains             Income                 Total                 (C)
Distributions          Distributions          Distributions         Qualifying
(Tax Basis)             (Tax Basis)            (Tax Basis)          Dividends(1)
------------           -------------          -------------         -----------
    --                     100%                   100%                 100%

(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV -- Delaware Diversified
Growth Fund

We have audited the accompanying statement of net assets of Delaware Diversified Growth Fund (the "Fund") as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Diversified Growth Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP



Philadelphia, Pennsylvania

November 7, 2003

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                              Number of               Other
                                                                   Principal             Portfolios in Fund        Directorships
       Name,           Position(s)                               Occupation(s)            Complex Overseen            Held by
     Address            Held with       Length of Time              During               by Trustee/Director      Trustee/Director
  and Birthdate          Fund(s)           Served                 Past 5 Years                or Officer             or Officer
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

  Jude T. Driscoll(2)   Chairman and       3 Years -              Since August 2000,                83                 None
2005 Market Street       Trustee(4)     Executive Officer     Mr. Driscoll has served in
  Philadelphia, PA                                           various executive capacities
     19103                               Trustee since           at different times at
                                         May 15, 2003            Delaware Investments(1)
 March 10, 1963
                                                                 Senior Vice President and
                                                             Director of Fixed-Income Process -
                                                               Conseco Capital Management
                                                                (June 1998 - August 2000)

                                                                  Managing Director -
                                                              NationsBanc Capital Markets
                                                              (February 1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

  Walter P. Babich       Trustee          15 Years                    Board Chairman -             101                 None
2005 Market Street                                              Citadel Construction Corporation
  Philadelphia, PA                                                   (1989 - Present)
     19103

  October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
  John H. Durham         Trustee          24 Years(3)                Private Investor              101          Trustee - Abington
2005 Market Street                                                                                                Memorial Hospital
  Philadelphia, PA
     19103                                                                                                      President/Director -
                                                                                                                  22 WR Corporation
  August 7, 1937
------------------------------------------------------------------------------------------------------------------------------------
   John A. Fry           Trustee(4)        2 Years                    President -                   83                 None
2005 Market Street                                              Franklin & Marshall College
  Philadelphia, PA                                              (June 2002 - Present)
     19103
                                                                Executive Vice President -
  May 28, 1960                                                  University of Pennsylvania
                                                                 (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
  Anthony D. Knerr       Trustee          10 Years               Founder/Managing Director -       101                 None
2005 Market Street                                              Anthony Knerr & Associates
  Philadelphia, PA                                               (Strategic Consulting)
     19103                                                          (1990 - Present)

  December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Number of            Other
                                                                        Principal           Portfolios in Fund     Directorships
       Name,                Position(s)                               Occupation(s)          Complex Overseen         Held by
     Address                 Held with          Length of Time           During             by Trustee/Director   Trustee/Director
  and Birthdate               Fund(s)              Served              Past 5 Years              or Officer          or Officer
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

  Ann R. Leven                 Trustee             14 Years     Treasurer/Chief Fiscal Officer -     101        Director - Andy
2005 Market Street                                               National Gallery of Art                       Warhol Foundation
  Philadelphia, PA                                                   (1994 - 1999)
     19103                                                                                                  Director - Systemax Inc.

  November 1, 1940
------------------------------------------------------------------------------------------------------------------------------------
  Thomas F. Madison            Trustee              9 Years          President/Chief                 101           Director -
2005 Market Street                                                 Executive Officer -                        CenterPoint Energy
  Philadelphia, PA                                                 MLM Partners, Inc.
     19103                                                       (Small Business Investing                     Director - Digital
                                                                      and Consulting)                            River Inc.
   February 25, 1936                                            (January 1993 - Present)
                                                                                                               Director - Rimage
                                                                                                                  Corporation

                                                                                                              Director - Valmont
                                                                                                               Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Janet L. Yeomans             Trustee              4 Years          Vice President/Mergers &         101            None
2005 Market Street                                                  Acquisitions - 3M Corporation
  Philadelphia, PA                                                   (January 2003 - Present)
     19103
                                                                    Ms. Yeomans has held
  July 31, 1948                                                  various management positions
                                                                 at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

  Joseph H. Hastings        Executive               Executive        Mr. Hastings has served in       101            None
2005 Market Street        Vice President          Vice President    various executive capacities
  Philadelphia, PA            and                      and             at different times at
     19103                Chief Financial         Chief Financial      Delaware Investments.
                            Officer               Officer since
  December 19, 1949                               August 21, 2003
------------------------------------------------------------------------------------------------------------------------------------
  Richelle S. Maestro   Senior Vice President,  Chief Legal Officer    Ms. Maestro has served in      101            None
2005 Market Street       Chief Legal Officer         since           various executive capacities
  Philadelphia, PA         and Secretary        March 17, 2003           at different times at
     19103                                                               Delaware Investments.

  November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------
  Michael P. Bishof      Senior Vice President      7 Years            Mr. Bishof has served in       101            None
2005 Market Street          and Treasurer                            various executive capacities
  Philadelphia, PA                                                        at different times at
     19103                                                                Delaware Investments.

  August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Diversified Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Diversified Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                                 Affiliated Officers                         Contact Information
Jude T. Driscoll                                  Joseph H. Hastings                          Investment Manager
Chairman                                          Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds              Chief Financial Officer                     Philadelphia, PA
Philadelphia, PA                                  Delaware Investments Family of Funds
                                                  Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                              Delaware International Advisers Ltd.
Board Chairman                                    Richelle S. Maestro                         London, England
Citadel Construction Corporation                  Senior Vice President,
King of Prussia, PA                               Chief Legal Officer and Secretary           National Distributor
                                                  Delaware Investments Family of Funds        Delaware Distributors, L.P.
John H. Durham                                    Philadelphia, PA                            Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                Michael P. Bishof                           Shareholder Servicing, Dividend
                                                  Senior Vice President and Treasurer         Disbursing and Transfer Agent
John A. Fry                                       Delaware Investments Family of Funds        Delaware Service Company, Inc.
President                                         Philadelphia, PA                            2005 Market Street
Franklin & Marshall College                                                                   Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                              For Shareholders
Anthony D. Knerr                                                                              800 523-1918
Managing Director
Anthony Knerr & Associates                                                                    For Securities Dealers and Financial
New York, NY                                                                                  Institutions Representatives Only
                                                                                              800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                         Web site
National Gallery of Art                                                                       www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer             --------------------------------------------------------------------------------
MLM Partners, Inc.                                A description of the policies and procedures that the Fund uses to determine how
Minneapolis, MN                                   to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800-523-1918; (ii) on the Fund's website at
Janet L. Yeomans                                  http://www.delawareinvestments.com; and (iii) on the Commission's website at
Vice President/Mergers & Acquisitions             http://www.sec.gov.; and beginning no later than August 31, 2004, information
3M Corporation                                    (if any) regarding how the Fund voted proxies relating to portfolio securities
St. Paul, MN                                      during the most recent 12-month period ended June 30 is available without charge
                                                  (i) through the Fund's website at http://www.delawareinvestments.com; and
                                                  (ii) on the Commission's website at http://www.sec.gov.
                                                  --------------------------------------------------------------------------------




(8336)                                                                                                          Printed in the USA
AR-133 [9/03] IVES 11/03                                                                                           J9448 EXP:11/04

                                        Delaware
                                        Investments(SM)
                                        --------------------------------------
                                        A member of Lincoln Financial Group(R)


GROWTH-EQUITY






Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE GROWTH OPPORTUNITIES FUND



[LOGO] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             2
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

    Statement of Net Assets                                     3

    Statement of Operations                                     5

    Statements of Changes in Net Assets                         6

    Financial Highlights                                        7

    Notes to Financial Statements                              11
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 14
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     15
-----------------------------------------------------------------



     Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

     Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                    Delaware Growth Opportunities Fund
  MANAGEMENT REVIEW                          October 10, 2003


Fund Manager
Gerald S. Frey
Managing Director/Chief Investment Officer-Growth

Q: What was the general sentiment of the market during the Fund's fiscal year?
A: During the 12-month period ended September 30, 2003, equities made a change of direction, as market indexes moved off their lows and reversed the bear market performance of recent years that started in March of 2000. Stocks started the period strong in October and November of last year, as investor sentiment toward the overall economy turned for the better. However, the first quarter of 2003 became eerily reminiscent of the bleak market investors grappled with for years. Corporate earnings were downgraded during this period and the events leading up to the invasion of Iraq played a pivotal role in creating market volatility as well.

As the year progressed, the economic outlook brightened in the U.S. A warm reception to Congress' fiscal stimulus package helped sustain a stock market rally that lasted throughout the second half of the Fund's fiscal year.

Q: How did the various market capitalizations perform?
A: Market cap size was a factor in overall returns, with the small-capitalization Russell 2000 Growth Index being the best performer during the period, followed by the Russell Midcap Growth Index and the large-capitalization Russell 1000 Growth Index. Even within the Russell Midcap Growth Index, the smallest stocks did the best, with the smallest 25 percent of stocks (market capitalization less than $1.4 billion) returning, on average, considerably more than all other stocks in the index. Stocks with generally weak earnings histories and/or weak balance sheets often outperformed during the year.

Q: How did the Fund perform during the year?
A: Delaware Growth Opportunities Fund was up for the fiscal year ended September 30, 2003, returning +28.35% (Class A shares at net asset value with distributions reinvested). Our returns trailed those of the benchmark Russell Midcap Growth Index, which gained +38.89% for the same period, but were generally in line with the returns of peer funds. The Fund's peer group, as measured by the Lipper Multi-Cap Growth Funds Average, gained +28.75% for the same period.

The market's strength over the past year has given hope that the long bear market may finally be at an end. The most speculative stocks have delivered the largest returns so far this year, but we remain confident that our management style of concentrating on industry leaders will once again return to favor. We believe such companies may be able to take advantage of their inherent strengths as the overall economy rebounds.

Q: Which securities performed well over the 12-month period?
A: Gains during the year were widespread, with all sectors of the Russell Midcap Growth Index posting double-digit returns. Technology stocks were the best overall performers during the year as investor sentiment improved amid hopes for an increase in corporate capital spending. Network Appliance, Emulex, and Veritas Software are three technology stocks in the Fund that each were up more than 100 percent during the Fund's fiscal year, based on the improving sentiment. Consumer-oriented stocks also did well during the Fund's fiscal year, as consumer spending was aided by fiscal stimulus and low interest rates. Centex, Royal Caribbean Cruises, and Dollar Tree Stores all returned more than 50 percent during the Fund's fiscal year.

Q: Which securities detracted from performance?
A: Darden Restaurants and Accredo Health were the two biggest negative contributors to performance during the Fund's fiscal year, as each company reported disappointing sales and earnings. We exited from both stocks during the year as a result of the disappointing earnings news.

The Fund's performance relative to its benchmark was hurt by poor stock selection in the financial and consumer sectors, and by being underexposed to the type of stocks that performed best -- typically those with the smallest market capitalizations and poor earnings.

Delaware
  GROWTH OPPORTUNITIES FUND

Fund Basics                                         Fund Performance
As of September 30, 2003                            Average Annual Total Returns
----------------------------------------------
Fund Objective:                                     Through September 30, 2003    Lifetime    10 Years   Five Years    One Year
The Fund seeks long-term capital growth.            ---------------------------------------------------------------------------
----------------------------------------------      Class A (Est. 3/27/86)
Total Fund Net Assets:                              Excluding Sales Charge         +15.36%      +8.00%       +6.97%     +28.35%
$471.56 million                                     Including Sales Charge         +14.98%      +7.36%       +5.71%     +20.98%
----------------------------------------------      ---------------------------------------------------------------------------
Number of Holdings:                                 Class B (Est. 9/6/94)
65                                                  Excluding Sales Charge          +8.17%                   +6.24%     +27.52%
----------------------------------------------      Including Sales Charge          +8.17%                   +5.99%     +23.52%
Fund Start Date:                                    ---------------------------------------------------------------------------
March 27, 1986                                      Class C (Est. 11/29/95)
----------------------------------------------      Excluding Sales Charge          +6.65%                   +6.23%     +27.52%
Your Fund Manager:                                  Including Sales Charge          +6.65%                   +6.23%     +26.52%
Gerald S. Frey leads the Delaware Investments       ---------------------------------------------------------------------------
growth team. He holds a BA in economics from
Bloomsburg University and attended Wilkes           Returns reflect the reinvestment of all distributions and any applicable sales
College and New York University. Prior to           charges as noted below. Returns and share values will fluctuate so that shares,
joining Delaware Investments in 1996, he was a      when redeemed, may be worth more or less than their original cost. Performance
Senior Director with Morgan Grenfell Capital        for Class B and C shares, excluding sales charges, assumes either that
Management in New York, where he managed            contingent deferred sales charges did not apply or the investment was not
technology-related stocks. Previously, he was       redeemed. Past performance is not a guarantee of future results.
a Vice President at Chase Investors
Management Corporation.                             The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares
----------------------------------------------      are sold with a front-end sales charge of up to 5.75% and have an annual
Nasdaq Symbols:                                     distribution and service fee of 0.30%.
Class A  DFCIX
Class B  DFBIX                                      Class B shares are sold with a contingent deferred sales charge that declines
Class C  DEEVX                                      from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

                                                    Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

                                                    The cumulative total return for the lifetime period ended September 30, 2003 for
                                                    Delaware Growth Opportunities Fund's Class R shares was +6.09%. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

                                                    The average annual total returns for the lifetime (since 3/27/86), 10-year, five-year, and one-year periods ended September 30, 2003 for Delaware Growth
                                                    Opportunities Fund's Institutional Class shares were +15.58%, +8.34%, +7.31%, and +28.72%, respectively. Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

                                                    The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                                    Nasdaq Institutional Class symbol: DFDIX

                                                    Nasdaq Class R symbol: DFRIX

Performance of a $10,000 Investment
September 30, 1993 through September 30, 2003

                         Delaware Growth
                    Opportunties Fund -- Class           Russell Midcap
   Dates                     A Shares                     Growth Index
 9/30/93                      $9,425                         $10,000
 9/30/94                      $9,535                         $10,243
 9/30/95                     $11,637                         $13,282
 9/30/96                     $14,091                         $15,451
 9/30/97                     $15,843                         $20,031
 9/30/98                     $14,530                         $18,155
 9/30/99                     $20,144                         $24,907
 9/30/00                     $35,658                         $39,939
 9/30/01                     $18,027                         $19,264
 9/30/02                     $15,857                         $16,278
 9/30/03                     $20,352                         $22,609

Chart assumes $10,000 invested on September 30, 1993 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell Midcap Growth Index is an unmanaged index that generally measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                     Delaware Growth Opportunities Fund
  OF NET ASSETS                               September 30, 2003

                                                       Number of       Market
                                                        Shares         Value
--------------------------------------------------------------------------------
Common Stock - 100.04%
--------------------------------------------------------------------------------
Aerospace & Defense - 1.51%
 *+L-3 Communications                                   165,100    $ 7,140,575
                                                                   -----------
                                                                     7,140,575
                                                                   -----------
Banking & Finance - 5.25%
   Bear Stearns                                          33,600      2,513,280
  *Chicago Mercantile Exchange                           41,900      2,883,139
   Cullen/Frost Bankers                                 133,800      4,981,374
   Lehman Brothers Holdings                             113,400      7,833,672
   Moody's                                              119,200      6,552,424
                                                                   -----------
                                                                    24,763,889
                                                                   -----------
Basic Industry/Capital Goods - 2.40%
   Danaher                                               60,700      4,483,302
  +Mettler-Toledo International                         189,800      6,823,310
                                                                   -----------
                                                                    11,306,612
                                                                   -----------
Building & Materials - 5.36%
   Centex                                               118,300      9,213,204
   KB Home                                              145,700      8,692,462
  *Lennar--Class A                                       94,600      7,358,934
                                                                   -----------
                                                                    25,264,600
                                                                   -----------
Business Services/Other - 7.40%
 *+Fisher Scientific International                      383,800     15,233,022
  *Manpower                                             166,500      6,177,150
 *+Robert Half International                            288,800      5,631,600
 *+United Rentals                                       488,600      7,861,574
                                                                   -----------
                                                                    34,903,346
                                                                   -----------
Consumer Non-Durable/Retail - 13.72%
  +Amazon.com                                           167,300      8,090,628
  +Bed Bath & Beyond                                    243,600      9,300,648
  +Dollar Tree Stores                                   219,600      7,356,600
  +Kohl's                                               227,500     12,171,250
  +Staples                                              434,000     10,307,500
  +Starbucks                                            432,900     12,467,520
   Tiffany                                              134,500      5,020,885
                                                                   -----------
                                                                    64,715,031
                                                                   -----------
Consumer Non-Durable/Textiles & Apparel - 0.73%
   Cintas                                                92,900      3,422,436
                                                                   -----------
                                                                     3,422,436
                                                                   -----------
Consumer Services/Entertainment & Leisure - 6.74%
   Marriott International--Class A                      182,800      7,865,884
  *Royal Caribbean Cruises                              484,100     13,608,051
 *+Westwood One                                         340,900     10,291,771
                                                                   -----------
                                                                    31,765,706
                                                                   -----------
Consumer Services/Other - 4.24%
  +Cendant                                              717,100     13,402,599
 *+Host Marriott                                        613,000      6,577,490
                                                                   -----------
                                                                    19,980,089
                                                                   -----------
Consumer Services/Restaurants - 4.40%
 *+Brinker International                                225,900      7,536,024
  *Outback Steakhouse                                   160,700      6,085,709
  +P.F. Chang's China Bistro                            157,200      7,129,020
                                                                   -----------
                                                                    20,750,753
                                                                   -----------
Energy - 0.86%
   Ensco International                                  151,300      4,057,866
                                                                   -----------
                                                                     4,057,866
                                                                   -----------

                                                       Number of       Market
                                                        Shares         Value
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Environmental Services - 1.26%
  +Allied Waste Industries                              548,000    $ 5,918,400
                                                                   -----------
                                                                     5,918,400
                                                                   -----------
Healthcare & Pharmaceuticals - 16.01%
  +AdvancePCS                                            99,400      4,529,658
   Aetna                                                 84,200      5,138,726
   Allergan                                              60,200      4,739,546
  +Anthem                                                73,300      5,228,489
  *Beckman Coulter                                      109,700      4,995,738
 *+Biogen                                               133,500      5,103,705
 *+Gilead Sciences                                      170,900      9,558,437
 *+Invitrogen                                           138,700      8,043,213
   Mylan Laboratories                                   146,900      5,677,685
  *Omnicare                                             145,200      5,235,912
 *+Pharmaceutical Resources                              68,000      4,638,960
  *Teva Pharmaceutical ADR                               90,900      5,194,935
  +Watson Pharmaceutical                                 72,000      3,001,680
  +Wellpoint Health Networks                             57,200      4,408,976
                                                                   -----------
                                                                    75,495,660
                                                                   -----------
Insurance - 12.93%
   Ambac Financial Group                                243,150     15,561,600
   HCC Insurance Holdings                               254,500      7,400,860
   MBIA                                                 262,700     14,440,619
  *PartnerRe                                            289,700     14,679,099
   SAFECO                                               252,100      8,889,046
                                                                   -----------
                                                                    60,971,224
                                                                   -----------
REIT - 2.75%
   American Financial Realty                            921,100     12,987,510
                                                                   -----------
                                                                    12,987,510
                                                                   -----------
Technology/Communications - 3.01%
  +Applied Micro Circuits                               982,100      4,782,827
  +Ciena                                                708,619      4,187,938
 *+Emulex                                               205,700      5,239,179
                                                                   -----------
                                                                    14,209,944
                                                                   -----------
Technology/Hardware - 5.02%
   Linear Technology                                    217,800      7,799,418
  +Network Appliance                                    113,900      2,338,367
  +Novellus Systems                                     163,800      5,528,250
  +Xilinx                                               280,700      8,002,757
                                                                   -----------
                                                                    23,668,792
                                                                   -----------
Technology/Semiconductors - 1.27%
  +Broadcom--Class A                                    225,100      5,992,162
                                                                   -----------
                                                                     5,992,162
                                                                   -----------
Technology/Software - 2.30%
  +Fiserv                                               193,400      7,006,882
  +VERITAS Software                                     122,650      3,851,210
                                                                   -----------
                                                                    10,858,092
                                                                   -----------
Transportation - 2.88%
  *Expeditors International                             190,400      6,551,664
 *+Ryanair Holdings ADR                                 173,700      7,034,850
                                                                   -----------
                                                                    13,586,514
                                                                   -----------
Total Common Stock (cost $385,556,546)                             471,759,201
                                                                   -----------

Statement                                     Delaware Growth Opportunities Fund
  OF NET ASSETS (CONTINUED)


                                                      Principal       Market
                                                        Amount         Value
--------------------------------------------------------------------------------
Repurchase Agreements - 1.17%
--------------------------------------------------------------------------------
With BNP Paribas 0.95% 10/1/03
   (dated 9/30/03, collateralized by
   $1,980,000 U.S. Treasury Notes
   7.250% due 5/15/04, market
   value $2,109,727)                                 $2,068,000     $2,068,000
With J. P. Morgan Securities 0.92% 10/1/03
   (dated 9/30/03, collateralized
   by $584,000 U.S. Treasury Notes
   11.875% due 11/15/03, market
   value $618,355 and $766,000
   U.S. Treasury Notes 2.125%
   due 10/31/04, market value $781,300)               1,372,000      1,372,000
With UBS Warburg 0.95% 10/1/03
   (dated 9/30/03, collateralized
   by $766,000 U.S. Treasury Notes
   1.250% due 5/31/05, market value
   $768,151, $365,000 U.S. Treasury
   Notes 10.750% due 8/15/05, market
   value $432,697 and $766,000
   U.S. Treasury Notes 9.375% due 2/15/06,
   market value $911,800)                             2,068,000      2,068,000
                                                                   -----------
Total Repurchase Agreements
   (cost $5,508,000)                                                 5,508,000
                                                                   -----------

Total Market Value of Securities Before Securities
   Lending Collateral-- 101.21%  (cost $391,064,546)               477,267,201
                                                                   -----------

Securities Lending Collateral** -- 16.65%
Short-Term Investments
   Canadian Imperial Bank NY 1.159% 10/09/03            393,336        393,342
   Morgan Stanley Dean 1.22% 11/01/04                   785,663        786,777
   Keybank NA 1.109% 1/26/04                          1,575,916      1,576,973
   FHLMC 1.12% 1/15/04                                1,770,868      1,781,649
   Morgan Stanley Dean 1.30% 3/19/04                  1,965,010      1,966,943
   Wells Fargo Bank San Francisco
      1.06% 10/20/03                                  1,966,943      1,966,943
   ABN AMRO Bank Chicago 1.110% 6/07/04               2,753,507      2,753,507
   Goldman Sachs Group LP 1.318% 12/15/03             2,753,721      2,753,721
   HBOS Treasury Services PLC 1.09% 12/12/03          3,147,036      3,147,109
   Allied Irish Dublin 1.06% 10/10/03                 3,147,110      3,147,110
   Citibank Canada, Toronto 1.06% 11/12/03            3,147,120      3,147,110
   Credit Suisse First Boston 1.08% 10/06/03          3,147,110      3,147,110
   Deutsche Bank Financial 1.101% 1/16/04             3,147,937      3,149,334
   UBS Securities LLC 1.11% 10/01/03                  3,185,587      3,185,587
   Merrill Lynch Mortgage Capital
      1.288% 10/08/03                                 3,540,498      3,540,498
   SOC Gen Singapore 1.08% 11/03/03                   3,933,845      3,933,887
   Goldman Sachs & Co 1.12% 10/01/03                 18,489,268     18,489,268
   FNMA 1.065% 1/29/04                               19,670,898     19,668,942
                                                                    ----------
Total Securities Lending Collateral (cost $78,535,810)              78,535,810
                                                                    ----------

Total Market Value of Securities - 117.86%
   (cost $469,600,356)                                             555,803,011++
Obligation to Return Securities Lending
   Collateral - (16.65%)**                                         (78,535,810)
Liabilities Net of Receivables and
   Other Assets - (1.21%)                                           (5,707,100)
                                                                    ----------
Net Assets Applicable to 27,778,986 Shares
   Outstanding - 100.00%                                          $471,560,101
                                                                  ============

--------------------------------------------------------------------------------
Net Asset Value - Delaware Growth Opportunities Fund
   Class A ($413,159,839 / 24,198,063 Shares)                           $17.07
                                                                        ------
Net Asset Value - Delaware Growth Opportunities Fund
   Class B ($28,538,932 / 1,866,828 Shares)                             $15.29
                                                                        ------
Net Asset Value - Delaware Growth Opportunities Fund
   Class C ($8,470,775 / 541,087 Shares)                                $15.66
                                                                        ------
Net Asset Value - Delaware Growth Opportunities Fund
   Class R ($17.06 / 1 Share)                                           $17.06
                                                                        ------
Net Asset Value - Delaware Growth Opportunities Fund
   Institutional Class ($21,390,538 / 1,173,007 Shares)                 $18.24
                                                                        ------

Components of Net Assets at September 30, 2003:
Shares of beneficial interest
   (unlimited authorization--no par)                              $503,262,812
Accumulated net realized loss on investments                      (117,905,366)
Net unrealized appreciation of investments                          86,202,655
                                                                  ------------
Total net assets                                                  $471,560,101
                                                                  ============

 *Fully or partially on loan.
 +Non-income producing security for the year ended September 30, 2003. **See Note #7 in "Notes to Financial Statements".
++Includes $77,250,112 of securities loaned.

Summary of Abbreviations:
ADR -- American Depositary Receipts

Net Asset Value and Offering Price per Share -
   Delaware Growth Opportunities Fund
Net asset value Class A (A)                                             $17.07
Sales charge (5.75% of offering price, or 6.09% of
   amount invested per share) (B)                                         1.04
                                                                        ------
Offering price                                                          $18.11
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                     Delaware Growth Opportunities Fund
  OF OPERATIONS                               Year Ended September 30, 2003

Investment Income:
   Dividends                                                          $2,356,152
   Interest                                                              355,736
   Securities lending income                                              87,994   $  2,799,882
                                                                      ----------   ------------

Expenses:
   Management fees                                                     3,298,479
   Dividend disbursing and transfer agent fees and expenses            1,632,088
   Distribution expense-- Class A                                      1,146,560
   Distribution expense-- Class B                                        273,833
   Distribution expense-- Class C                                         72,771
   Reports and statements to shareholders                                209,740
   Accounting and administration                                         192,900
   Professional fees                                                      45,525
   Trustees' fees                                                         20,497
   Custodian fees                                                         12,726
   Other                                                                  86,213      6,991,332
                                                                      ----------
   Less expenses paid indirectly                                                        (10,665)
                                                                                   ------------
   Total expenses                                                                     6,980,667
                                                                                   ------------
Net Investment Loss                                                                  (4,180,785)
                                                                                   ------------

Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized loss on investments                                                 (25,680,570)
   Net change in unrealized appreciation/depreciation of investments                138,966,731
                                                                                   ------------
Net Realized and Unrealized Gain on Investments                                     113,286,161
                                                                                   ------------

Net Increase in Net Assets Resulting from Operations                               $109,105,376
                                                                                   ============

See accompanying notes

Statements                                    Delaware Growth Opportunities Fund
   OF CHANGES IN NET ASSETS

                                                                                Year Ended
                                                                         9/30/03          9/30/02

Increase (Decrease) in Net Assets from Operations:
   Net investment loss                                                $ (4,180,785)  $  (4,839,779)
   Net realized loss on investments                                    (25,680,570)    (27,687,998)
   Net change in unrealized appreciation/depreciation of investments   138,966,731     (15,878,336)
                                                                      ------------   -------------
   Net increase (decrease) in net assets resulting from operations     109,105,376     (48,406,113)
                                                                      ------------   -------------

Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                            24,745,676      23,947,750
     Class B                                                             2,980,774       4,221,731
     Class C                                                             2,004,108       2,599,859
     Class R                                                                    16              --
     Institutional Class                                                 5,865,948       5,592,379
                                                                      ------------   -------------
                                                                        35,596,522      36,361,719
                                                                      ------------   -------------
   Cost of shares repurchased:
     Class A                                                           (64,061,898)   (105,038,299)
     Class B                                                            (7,430,476)    (11,061,000)
     Class C                                                            (1,684,633)     (3,427,703)
     Institutional Class                                               (10,076,551)     (5,435,286)
                                                                      ------------   -------------
                                                                       (83,253,558)   (124,962,288)
                                                                      ------------   -------------
Decrease in net assets derived from capital share transactions         (47,657,036)    (88,600,569)
                                                                      ------------   -------------
Net Increase (Decrease) in Net Assets                                   61,448,340    (137,006,682)

Net Assets:
   Beginning of year                                                   410,111,761     547,118,443
                                                                      ------------   -------------
   End of year                                                        $471,560,101   $ 410,111,761
                                                                      ============   =============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                     Delaware Growth Opportunities Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/03     9/30/02      9/30/01      9/30/00     9/30/99

Net asset value, beginning of period                          $13.300     $15.120      $40.070      $26.350     $22.470

Income (loss) from investment operations:
Net investment loss(1)                                         (0.137)     (0.136)      (0.161)      (0.324)     (0.204)
Net realized and unrealized gain (loss) on investments          3.907      (1.684)     (15.954)      19.064       8.014
                                                              -------     -------      -------      -------     -------
Total from investment operations                                3.770      (1.820)     (16.115)      18.740       7.810
                                                              -------     -------      -------      -------     -------

Less dividends and distributions:
From net realized gain on investments                              --          --       (8.508)      (5.020)     (3.930)
In excess of net realized gain on investments                      --          --       (0.327)          --          --
                                                              -------     -------      -------      -------     -------
Total dividends and distributions                                  --          --       (8.835)      (5.020)     (3.930)
                                                              -------     -------      -------      -------     -------

Net asset value, end of period                                $17.070     $13.300      $15.120      $40.070     $26.350
                                                              =======     =======      =======      =======     =======

Total return(2)                                                28.35%     (12.04%)     (49.45%)      77.02%      38.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $413,160    $357,438     $479,825   $1,086,472    $649,052
Ratio of expenses to average net assets                         1.55%       1.46%        1.43%        1.25%       1.37%
Ratio of net investment loss to average net assets             (0.91%)     (0.81%)      (0.74%)      (0.91%)     (0.83%)
Portfolio turnover                                               100%         97%         121%         123%        114%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Growth Opportunities Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99

Net asset value, beginning of period                          $12.000     $13.730      $37.520     $25.060      $21.680

Income (loss) from investment operations:
Net investment loss(1)                                         (0.227)     (0.238)      (0.296)     (0.545)      (0.367)
Net realized and unrealized gain (loss) on investments          3.517      (1.492)     (14.659)     18.025        7.677
                                                              -------     -------      -------     -------      -------
Total from investment operations                                3.290      (1.730)     (14.955)     17.480        7.310
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
From net realized gain on investments                              --          --       (8.508)     (5.020)      (3.930)
In excess of net realized gain on investments                      --          --       (0.327)         --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --          --       (8.835)     (5.020)      (3.930)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $15.290     $12.000      $13.730     $37.520      $25.060
                                                              =======     =======      =======     =======      =======

Total return(2)                                                27.52%     (12.67%)     (49.79%)     75.81%       37.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $28,539     $26,389      $36,606     $79,335      $26,941
Ratio of expenses to average net assets                         2.25%       2.16%        2.13%       1.95%        2.07%
Ratio of net investment loss to average net assets             (1.61%)     (1.51%)      (1.44%)     (1.61%)      (1.53%)
Portfolio turnover                                               100%         97%         121%        123%         114%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                     Delaware Growth Opportunities Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                              9/30/03     9/30/02      9/30/01     9/30/00      9/30/99

Net asset value, beginning of period                          $12.280     $14.060      $38.180     $25.440      $21.950

Income (loss) from investment operations:
Net investment loss(1)                                         (0.231)     (0.241)      (0.300)     (0.552)      (0.369)
Net realized and unrealized gain (loss) on investments          3.611      (1.539)     (14.985)     18.312        7.789
                                                              -------     -------      -------     -------      -------
Total from investment operations                                3.380      (1.780)     (15.285)     17.760        7.420
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
From net realized gain on investments                              --          --       (8.508)     (5.020)      (3.930)
In excess of net realized gain on investments                      --          --       (0.327)         --           --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                                  --          --       (8.835)     (5.020)      (3.930)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $15.660     $12.280      $14.060     $38.180      $25.440
                                                              =======     =======      =======     =======      =======

Total return(2)                                                27.52%     (12.66%)     (49.80%)     75.77%       37.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $8,471      $6,398       $8,145     $15,555       $5,945
Ratio of expenses to average net assets                         2.25%       2.16%        2.13%       1.95%        2.07%
Ratio of net investment loss to average net assets             (1.61%)     (1.51%)      (1.44%)     (1.61%)      (1.53%)
Portfolio turnover                                               100%         97%         121%        123%         114%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                          Class R
                                                           Period                            Institutional Class
                                                        6/2/03(1) to                             Year Ended
                                                          9/30/03          9/30/03     9/30/02     9/30/01      9/30/00     9/30/99

Net asset value, beginning of period                      $16.080          $14.170     $16.050     $41.810      $27.260     $23.070

Income (loss) from investment operations:
Net investment loss(2)                                     (0.064)          (0.092)     (0.085)     (0.095)      (0.227)     (0.131)
Net realized and unrealized gain (loss) on investments      1.044            4.162      (1.795)    (16.830)      19.797       8.251
                                                          -------          -------     -------     -------      -------     -------
Total from investment operations                            0.980            4.070      (1.880)    (16.925)      19.570       8.120
                                                          -------          -------     -------     -------      -------     -------

Less dividends and distributions:
From net realized gain on investments                          --               --          --      (8.508)      (5.020)     (3.930)
In excess of net realized gain on investments                  --               --          --      (0.327)          --          --
                                                          -------          -------     -------     -------      -------     -------
Total dividends and distributions                              --               --          --      (8.835)      (5.020)     (3.930)
                                                          -------          -------     -------     -------      -------     -------

Net asset value, end of period                            $17.060          $18.240     $14.170     $16.050      $41.810     $27.260
                                                          =======          =======     =======     =======      =======     =======

Total return(3)                                             6.09%           28.72%     (11.71%)    (49.30%)      77.55%      39.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $     --          $21,390     $19,886     $22,542      $40,419     $19,645
Ratio of expenses to average net assets                     1.79%            1.25%       1.16%       1.13%        0.95%       1.07%
Ratio of net investment loss to average net assets         (1.22%)          (0.61%)     (0.51%)     (0.44%)      (0.61%)     (0.53%)
Portfolio turnover                                           100%             100%         97%        121%         123%        114%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes                                         Delaware Growth Opportunities Fund
  TO FINANCIAL STATEMENTS                     September 30, 2003


Delaware Group Equity Funds IV (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Diversified Growth Fund and Delaware Growth Opportunities Fund. These financial statements and the related notes pertain to the Delaware Growth Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $10,555 for the year ended September 30, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended September 30, 2003 were approximately $110. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and
Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses.

At September 30, 2003, the Fund had liabilities payable to affiliates as follows:

   Investment management fee payable to DMC                      $53,320
   Dividend disbursing, transfer agent fees, accounting
     and other expenses payable to DSC                            65,843
   Other expenses payable to DMC and affiliates                    1,069

Notes                                         Delaware Growth Opportunities Fund
  TO FINANCIAL STATEMENTS (CONTINUED)


2. Investment Management, Administration Agreements and
Other Transactions with Affiliates (continued)
For the year ended September 30, 2003, DDLP earned $29,988 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended September 30, 2003, the Fund made purchases of $414,907,057 and sales of $433,879,251 of investment securities other than short-term investments.

At September 30, 2003, the cost of investments for federal income tax purposes was $399,605,555. At September 30, 2003, net unrealized appreciation was $77,661,646, of which $92,355,054 related to unrealized appreciation of investments and $14,693,408 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. There were no dividends and distributions paid during the years ended September 30, 2003 and 2002.

As of September 30, 2003, the components of net assets on a tax basis were as follows:

   Shares of beneficial interest                        $503,262,812
   Capital loss carryforwards                            (88,136,300)
   Post-October losses                                   (21,228,057)
   Unrealized appreciation of investments                 77,661,646
                                                        ------------
   Net assets                                           $471,560,101
                                                        ============

The difference between book basis and tax basis components of net assets is primarily attributed to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $47,346,190 expires in 2010 and $40,790,110 expires in 2011.

Post-October losses represent losses realized on investment transactions from November 1, 2002 through September 30, 2003 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                          Year Ended
                                                  9/30/03            9/30/02
Shares sold:
   Class A                                      1,651,968           1,408,121
   Class B                                        217,975             272,367
   Class C                                        144,372             167,153
   Class R                                              1                  --
   Institutional Class                            362,029             312,359
                                                ---------          ----------
                                                2,376,345           2,160,000

Shares repurchased:
   Class A                                     (4,322,575)         (6,276,827)
   Class B                                       (551,045)           (738,806)
   Class C                                       (124,123)           (225,736)
   Institutional Class                           (592,792)           (312,986)
                                                ---------          ----------
                                               (5,590,535)         (7,554,355)
                                                ---------          ----------
Net decrease                                   (3,214,190)         (5,394,355)
                                                =========          ==========

For the years ended September 30, 2003 and 2002, 71,707 Class B shares were converted to 64,374 Class A shares valued at $1,026,526 and 7,884 Class B shares were converted to 7,116 Class A shares valued at $104,541, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statement of Changes in Net Assets.

Notes                                         Delaware Growth Opportunities Fund
  TO FINANCIAL STATEMENTS (CONTINUED)


6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of September 30, 2003, or at any time during the year.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand.

At September 30, 2003, the market value of securities on loan was $77,250,112, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral". The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

8. Credit and Market Risks
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of small and mid-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Report
  OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees
Delaware Group Equity Funds IV -- Delaware Growth
Opportunities Fund

We have audited the accompanying statement of net assets of Delaware Growth Opportunities Fund (the "Fund") as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Growth Opportunities Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP


Philadelphia, Pennsylvania
November 7, 2003

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM


A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                              Number of               Other
                                                                   Principal             Portfolios in Fund        Directorships
       Name,           Position(s)                               Occupation(s)            Complex Overseen            Held by
     Address            Held with       Length of Time              During               by Trustee/Director      Trustee/Director
  and Birthdate          Fund(s)           Served                 Past 5 Years                or Officer             or Officer
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

  Jude T. Driscoll(2)   Chairman and       3 Years -              Since August 2000,                83                 None
2005 Market Street       Trustee(4)     Executive Officer     Mr. Driscoll has served in
  Philadelphia, PA                                           various executive capacities
     19103                               Trustee since           at different times at
                                         May 15, 2003            Delaware Investments(1)
 March 10, 1963
                                                                 Senior Vice President and
                                                             Director of Fixed-Income Process -
                                                               Conseco Capital Management
                                                                (June 1998 - August 2000)

                                                                  Managing Director -
                                                              NationsBanc Capital Markets
                                                              (February 1996 - June 1998)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

  Walter P. Babich       Trustee          15 Years                    Board Chairman -             101                 None
2005 Market Street                                              Citadel Construction Corporation
  Philadelphia, PA                                                   (1989 - Present)
     19103

  October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
  John H. Durham         Trustee          24 Years(3)                Private Investor              101          Trustee - Abington
2005 Market Street                                                                                                Memorial Hospital
  Philadelphia, PA
     19103                                                                                                      President/Director -
                                                                                                                  22 WR Corporation
  August 7, 1937
------------------------------------------------------------------------------------------------------------------------------------
   John A. Fry           Trustee(4)        2 Years                    President -                   83                 None
2005 Market Street                                              Franklin & Marshall College
  Philadelphia, PA                                              (June 2002 - Present)
     19103
                                                                Executive Vice President -
  May 28, 1960                                                  University of Pennsylvania
                                                                 (April 1995 - June 2002)
------------------------------------------------------------------------------------------------------------------------------------
  Anthony D. Knerr       Trustee          10 Years               Founder/Managing Director -       101                 None
2005 Market Street                                              Anthony Knerr & Associates
  Philadelphia, PA                                               (Strategic Consulting)
     19103                                                          (1990 - Present)

  December 7, 1938
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                Number of             Other
                                                                       Principal           Portfolios in Fund      Directorships
       Name,                 Position(s)                             Occupation(s)          Complex Overseen          Held by
     Address                  Held with        Length of Time           During             by Trustee/Director    Trustee/Director
  and Birthdate                Fund(s)            Served              Past 5 Years              or Officer           or Officer
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

  Ann R. Leven                 Trustee            14 Years      Treasurer/Chief Fiscal Officer -     101       Director - Andy
2005 Market Street                                               National Gallery of Art                       Warhol Foundation
  Philadelphia, PA                                                   (1994 - 1999)
     19103                                                                                                  Director - Systemax Inc.

 November 1, 1940
------------------------------------------------------------------------------------------------------------------------------------
  Thomas F. Madison            Trustee             9 Years           President/Chief                 101          Director -
2005 Market Street                                                 Executive Officer -                       CenterPoint Energy
  Philadelphia, PA                                                 MLM Partners, Inc.
     19103                                                       (Small Business Investing                    Director - Digital
                                                                      and Consulting)                           River Inc.
February 25, 1936                                                 (January 1993 - Present)
                                                                                                              Director - Rimage
                                                                                                                 Corporation

                                                                                                             Director - Valmont
                                                                                                              Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  Janet L. Yeomans             Trustee             4 Years           Vice President/Mergers &         101           None
2005 Market Street                                                  Acquisitions - 3M Corporation
  Philadelphia, PA                                                   (January 2003 - Present)
     19103
                                                                     Ms. Yeomans has held
  July 31, 1948                                                  various management positions
                                                                 at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS

  Joseph H. Hastings        Executive            Executive           Mr. Hastings has served in       101            None
2005 Market Street        Vice President       Vice President       various executive capacities
  Philadelphia, PA            and                   and                at different times at
     19103                Chief Financial      Chief Financial         Delaware Investments.
                            Officer            Officer since
December 19, 1949                              August 21, 2003
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro  Senior Vice President,  Chief Legal Officer    Ms. Maestro has served in         101           None
2005 Market Street     Chief Legal Officer         since           various executive capacities
  Philadelphia, PA       and Secretary        March 17, 2003           at different times at
     19103                                                             Delaware Investments.

  November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------
 Michael P. Bishof      Senior Vice President   7 Years                Mr. Bishof has served in       101           None
2005 Market Street          and Treasurer                            various executive capacities
  Philadelphia, PA                                                        at different times at
     19103                                                                Delaware Investments.

  August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Growth Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Growth Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                              Affiliated Officers                          Contact Information
Jude T. Driscoll                               Joseph H. Hastings                           Investment Manager
Chairman                                       Executive Vice President and                 Delaware Management Company
Delaware Investments Family of Funds           Chief Financial Officer                      Philadelphia, PA
Philadelphia, PA                               Delaware Investments Family of Funds
                                               Philadelphia, PA                             International Affiliate
Walter P. Babich                                                                            Delaware International Advisers Ltd.
Board Chairman                                 Richelle S. Maestro                          London, England
Citadel Construction Corporation               Senior Vice President,
King of Prussia, PA                            Chief Legal Officer and Secretary            National Distributor
                                               Delaware Investments Family of Funds         Delaware Distributors, L.P.
John H. Durham                                 Philadelphia, PA                             Philadelphia, PA
Private Investor
Gwynedd Valley, PA                             Michael P. Bishof                            Shareholder Servicing, Dividend
                                               Senior Vice President and Treasurer          Disbursing and Transfer Agent
John A. Fry                                    Delaware Investments Family of Funds         Delaware Service Company, Inc.
President                                      Philadelphia, PA                             2005 Market Street
Franklin & Marshall College                                                                 Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                            For Shareholders
Anthony D. Knerr                                                                            800 523-1918
Managing Director
Anthony Knerr & Associates                                                                  For Securities Dealers and Financial
New York, NY                                                                                Institutions Representatives Only
                                                                                            800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                       Web site
National Gallery of Art                                                                     www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN                                -----------------------------------------------------------------------------------
                                               A description of the policies and procedures that each Fund uses to determine
Janet L. Yeomans                               how to vote proxies (if any) relating to portfolio securities is available
Vice President/Mergers & Acquisitions          without charge (i) upon request, by calling 800 523-1918; (ii) on the Funds'
3M Corporation                                 website at http://www.delawareinvestments.com; and (iii) on the Commission's
St. Paul, MN                                   website at http://www.sec.gov. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Funds' website at http://www.delawareinvestments.com and (ii) on the Commission's website at http://www.sec.gov.
                                               -----------------------------------------------------------------------------------



(8324)                                                                                                           Printed in the USA
AR-016 [9/03] IVES 11/03                                                                                           J9447 EXP: 11/04

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans (1)

Item 4. Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.


-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.   Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant:  Delaware Group Equity Funds IV

JUDE T. DRISCOLL
--------------------------------
By: Jude T. Driscoll
--------------------------------
Title:   Chairman
Date:    11/25/03
     ---------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
--------------------------------
By: Jude T. Driscoll
--------------------------------
Title:   Chairman
Date:    11/25/03
         ---------------------------


JUDE T. DRISCOLL
--------------------------------
By:      Joseph H. Hastings
         ---------------------------
Title:   Chief Financial Officer
Date:    11/25/03
         ---------------------------